SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 8, 2003
                                                        ----------------

                                The Stanley Works
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                (Exact name of registrant as specified in charter)


Connecticut                         1-5244                    06-0548860
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(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)            Identification No.)
incorporation)


1000 Stanley Drive, New Britain, Connecticut                    06053
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:      (860) 225-5111
                                                   --------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report)

















                       Exhibit Index is located on Page 4

                               Page 1 of 11 Pages

Item 7.         Financial Statements and Exhibits
                ----------------------------------

  (c) 20(i)     Press Release dated December 8, 2003 regarding agreement
                for sale of residential entry door business.

  (c) 20(ii)    Press Release dated December 8, 2003 regarding fourth
                quarter revenue growth and updated 2003 earnings guidance.

  (c) 20(iii)   Cautionary Statements relating to forward looking
                statements included in Exhibit 20(i) and 20(ii).


Item 9.         Regulation FD Disclosure
                -------------------------

                In press releases attached to this Form 8-K, the company (i) announced an agreement to sell its residential entry door business, and (ii) provided information regarding fourth quarter revenue growth and updated 2003 earnings guidance.













                               Page 2 of 11 Pages

                                SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          THE STANLEY WORKS



Date:  December 8, 2003                   By:  /s/ Bruce H. Beatt
       ----------------                   -------------------------------
                                          Name:  Bruce H. Beatt
                                          Title: Vice President, General
                                                 Counsel and Secretary














                               Page 3 of 11 Pages

                                  EXHIBIT INDEX

                           Current Report on Form 8-K
                             Dated December 8, 2003



                            Exhibit No.       Page No.
                            -----------       --------

                              20(i)              5

                              20(ii)             7

                              20(iii)           10
















                               Page 4 of 11 Pages

                                                                   Exhibit 20(i)
                                                                   -------------
FOR IMMEDIATE RELEASE

THE STANLEY WORKS ANNOUNCES THE SALE OF $180 MILLION RESIDENTIAL ENTRY DOORS BUSINESS TO MASONITE INTERNATIONAL CORPORATION

New Britain, Connecticut, December 8, 2003 ... The Stanley Works (NYSE: SWK) announced today that it has entered into a definitive agreement to sell its residential entry door business, headquartered in Charlotte, NC, to Masonite International Corporation (TSE, NYSE: MHM) for $160 million in cash. Goldman, Sachs & Co. advised the company on this transaction.

John M. Trani, Chairman and Chief Executive Officer, commented: "Our Tools and Security Solutions groups are our growth vehicles. On the other hand, our residential entry door business generates solid returns on capital and cash flow, but does not fit our long-term strategy. Masonite is a leader in the residential doors industry. Our entry doors business can now be part of its growth, and our customers will continue to experience excellent service. This is a real win-win for both companies."

The transaction will generate an after-tax gain and net proceeds of $95 million, which will be utilized for acquisitions in its growth vehicles in the upcoming months.

The company expects the following annual impacts of this transaction:

* Doors Segment sales will decline by approximately $180 million (U.S. $, U.S. GAAP basis).

*   Earnings are expected to be lower by about 14 cents per fully diluted share.

                               Page 5 of 11 Pages

Mr. Trani added: "This transaction and our strong cash flows enable expansion of our two growth platforms - the Tools Group and Security Solutions. In May we indicated that these groups would generate 56 percent of our company's revenues; this transaction will bring that to over 60 percent. We expect to complete acquisitions in the near future that will strengthen our portfolio of businesses and replace the earnings of the entry door business."

Closing for this transaction is subject to certain governmental approvals, third-party consents and customary conditions, and is expected to occur in the first quarter of 2004.

The Stanley Works, an S&P 500 company, is a worldwide supplier of tools, hardware and door systems for professional, industrial and consumer use.

Contact:   Gerry Gould
           Vice President, Investor Relations
           (860) 827-3833
           ggould@stanleyworks.com

This press release contains forward-looking statements. Cautionary statements accompanying these forward-looking statements are set forth, along with this news release, in a Form 8-K filed with the Securities and Exchange Commission today.

The  Stanley  Works  corporate   press  releases  are available  under Financial
News in the Investor Relations section of the company's corporate web site at www.stanleyworks.com.

                               Page 6 of 11 Pages

                                                                  Exhibit 20(ii)
                                                                  --------------

FOR IMMEDIATE RELEASE

STANLEY WORKS REPORTS STRONGER THAN EXPECTED 4TH QUARTER REVENUE GROWTH; UPDATES EARNINGS GUIDANCE


New Britain, Connecticut, December 8, 2003 ... The Stanley Works (NYSE: SWK) announced today that sales growth exceeded expectations in the first two months of the quarter, and fourth quarter sales are now expected to increase by a mid-teens percentage over the prior year. Current order rates are consistent with these sales trends.

The company's previous guidance issued in its October 22 press release was for a sales increase of approximately 7 percent. However, October-November sales increased 19 percent over the same two months of 2002 and, aside from Best Access Systems, sales increased approximately 10 percent in the two-month period. As a result, the company now expects fourth quarter sales to increase by a mid-teens percentage.

The more favorable outlook arises from (1) strong demand from home center and mass merchant customers, (2) improving industrial tool demand associated with better economic conditions and (3) un-forecasted successes in residential entry doors and Mac Tools. Europe continues to benefit from currency translations, although their sales in local currency are essentially flat with the prior year.
                               Page 7 of 11 Pages

The  company  noted  that it  had  accelerated  certain  projects from Operation
15, and that fourth quarter charges from this program were now expected to approximate 18-22 cents per share. This is solely a timing change, and the company noted that the Operation 15 charges would be completed by the end of the first quarter of 2004, one quarter earlier than previously expected. Charges totaling approximately $105 million continue to be within the range previously communicated. The company expects to meet or exceed its previously stated objective of $100 million of annualized savings.

With the improved sales outlook and the accelerated cost reduction initiatives, the company expects earnings per fully diluted share to approximate 46-53 cents in the quarter, up 84-112 percent over last year. Additionally, on a basis aside from the charges related to the Operation 15 actions, earnings per share are expected to be 68-71 cents versus the previously guided 61-64 cents, up 62-69 percent over 42 cents last year on a comparable basis. These earnings expectations are exclusive of the effects, if any, of the contemplated disposition of the company's residential entry door business announced earlier today.

Reconciliation to GAAP Earnings:
                                                             Excluding
                        GAAP Basis       Charges  (a)         Charges
                        ----------       ------------        ---------
4th Quarter 2003
Fully Diluted EPS      $.46 - $.53       $.22 - $.18       $.68 - $.71

     (a) Reflects restructuring costs, impairment charges and other exit costs including those associated with the Mac Direct exit.

The company reiterated its projection that free cash flow (before dividends) would be at least $100 million in the quarter and at least $340 million for 2003, far surpassing the record free cash flow of $233 million in 2002.
                               Page 8 of 11 Pages

John M. Trani, Chairman and Chief Executive Officer commented: "Fourth quarter sales are benefiting from numerous organic growth initiatives as well as a better economy. Should the strong sales environment persist throughout December, fourth quarter earnings per share, aside from the charges related to the Operation 15 actions, also have the potential to be a record."


Mr. Trani added: "While excited about these developments, we have a cautious optimism for 2004, projecting 2-3 percent organic growth excluding any potential acquisitions or divestitures that might occur. Most importantly, changes in our portfolio over time, enabled by strong cash flows and improving positions in favored markets, should enable greater sales predictability. That should manifest itself as 2004 unfolds." The company expects to report full fourth quarter results during the last week of January 2004.

Expected results within this press release for the fourth quarter 2003 are supplemented with related amounts that exclude restructuring costs, impairment charges and other exit costs. Management believes these supplemental financial measures provide useful information by removing the effect of variances in reported results that are not indicative of fundamental changes in the company's earnings capacity. Reconciliation of such supplemental amounts to comparable GAAP-based earnings estimates are provided within the text above.

Contact:  Gerry Gould
          Vice President - Investor Relations
          (860) 827-3833
          ggould@stanleyworks.com

The Stanley Works, an S&P 500 company, is a worldwide supplier of tools, hardware and door systems for professional, industrial and consumer use. More information about The Stanley Works can be found, including corporate press releases, in the Investor Relations section of the company's corporate web site at www.stanleyworks.com.

This press release contains forward-looking statements. Cautionary statements accompanying these forward-looking statements are set forth, along with this news release, in a Form 8-K filed with the Securities and Exchange Commission today.

                               Page 9 of 11 Pages

                                                                 Exhibit 20(iii)
                                                                 ---------------

                          CAUTIONARY STATEMENTS

           Under the Private Securities Litigation Reform Act of 1995

Statements in the company's press releases attached to this Current Report on Form 8-K regarding the company's ability to (i) consummate the sale of its residential entry door business (the "Sale"); (ii) generate after tax gain and net proceeds of approximately $95 million related to the Sale; (iii) complete additional acquisitions; (iv) increase sales in the fourth quarter of 2003 by a mid teens percentage over the same period in 2002; (v) deliver fourth quarter 2003 earnings in the range of $.46 - .53 cents per fully diluted share; (vi) deliver fourth quarter 2003 earnings (aside from pre-tax restructuring costs, asset impairment charges and other exit costs ("Costs") of $.18 - .22 cents per fully diluted share) at the upper end of $.68 - .71 cents per fully diluted share; and (vii) generate free cash flow (before dividends) in 2003 of approximately $340 million are forward looking and inherently subject to risk and uncertainty.

The company's ability to deliver the results as described above (the "Results") is based on current expectations and involves inherent risks and uncertainties, including factors listed below and other factors that could delay, divert, or change any of them, and could cause actual outcomes and results to differ materially from current expectations.

The company's ability to deliver the Results is dependent upon (i) the satisfaction of customary conditions and the receipt of necessary third-party consents and government approvals regarding the Sale; (ii) the success of the company's initiative to increase operating margins and generate benefits of approximately $100 million annually for the calendar year 2003; (iii) the success of the company's efforts to decentralize its operations functions, primarily in its Tools and Access Solutions business groups; (iv) the success of the company's efforts to reduce its workforce and close certain facilities, including the resolution of any labor issues related to such activities, the need to respond to significant changes in product demand while any facility consolidation is in process and other unforeseen events; (v) the success of the company's efforts to restructure its Mac Tools organization in order to return it to profitability, including, without limitation, the company's ability to liquidate certain Mac Tools assets at a satisfactory price; (vi) continued improvements in productivity and cost reductions; (vii) the continued improvement in the payment terms under which the company buys and sells goods, materials and products; (viii) the company's ability to identify and engage a successor CEO on a timely basis; (ix) identification of additional acquisition candidates and negotiation, closing and integration of said acquisition candidates; and (x) the recovery of sales volume attributable to the Sale.

The company's ability to deliver the Results is also dependent upon (i) the continued success of the company's marketing and sales efforts, including the company's ability to recruit and retain an adequate sales force; (ii) the continued success of The Home Depot and Wal-Mart sales initiatives as well as other programs to stimulate demand for company products; (iii) the success of recruiting programs and other efforts to maintain or expand overall Mac Tools truck count versus prior years; (iv) the ability of the sales force to adapt to changes made in the sales organization and achieve adequate customer coverage;
(v) the ability of the company to fulfill demand for its products; and (vi) the absence of increased pricing pressures from customers and competitors and the ability to defend market share in the face of price competition.

                              Page 10 of 11 Pages

The company's ability to achieve the objectives discussed above will also be affected by external factors. These external factors include pricing pressure and other changes within competitive markets, the continued consolidation of customers in consumer channels, inventory management pressures on the company's customers, increasing competition, changes in trade, monetary, tax and fiscal policies and laws, inflation, currency exchange fluctuations, the impact of dollar/foreign currency exchange and interest rates on the competitiveness of products and the company's debt program, the strength of the U.S. Economy and the impact of events that cause or may cause disruption in the company's distribution and sales networks such as war, terrorist activities, political unrest and recessionary or expansive trends in the economies of the world in which the company operates.

The  company  undertakes  no  obligation  to  publicly   update  or  revise  any
forward-looking statements to reflect events or circumstances that may arise after the date hereof.




















                              Page 11 of 11 Pages